UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 15, 2006
COLLEGIATE PACIFIC INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-15289	22-2795073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Diplomat Drive, Dallas, Texas (Address of Principal Executive Offices)	75234 (Zip Code)
(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)
13950 Senlac Drive, Suite 100, Dallas, Texas 75234
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
2007 Stock Option Plan
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (e) At the fiscal 2007 annual meeting of stockholders of Collegiate Pacific Inc. (the “Company”) held on December 15, 2006, the stockholders of the Company approved the Collegiate Pacific Inc. 2007 Stock Option Plan (the “2007 Plan”) as adopted by the Company’s Board of Directors (the “Board”) on November 2, 2006, and the reservation of 500,000 shares of common stock for issuance thereunder. The 2007 Plan provides for the grant of stock options (including nonqualified options and incentive stock options). A summary description of the 2007 Plan is set forth in the Company’s definitive proxy statement filed on November 16, 2006, with the Securities and Exchange Commission on Schedule 14A (the “Proxy Statement”). The foregoing description of the 2007 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 Plan, which was attached as Annex A to the Proxy statement and is attached hereto as Exhibit 10.1 and incorporated herein by reference, along with the form of nonqualified and incentive Stock Option Agreements for all grants to be made under the 2007 Plan.
Item 8.01. Other Events.
     On December 15, 2006, the Company issued a press release announcing the Board had approved and declared a quarterly cash dividend of $0.025 per share on the Company’s common stock for the second quarter of fiscal 2007, which ends on December 31, 2006. This quarterly cash dividend is payable on January 26, 2007, to all stockholders of record on the close of business on December 29, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
10.1*	2007 Stock Option Plan and form of Nonqualified and Incentive Stock Option Agreements.

99.1*	Press Release, dated December 15, 2006.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2006	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1*	2007 Stock Option Plan and form of Nonqualified and Incentive Stock Option Agreements.

99.1*	Press Release, dated December 15, 2006.

*	Filed herewith.